Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Kinsale Capital Group, Inc. (the "Company") for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael P. Kehoe, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 24, 2024	/s/ Michael P. Kehoe
Michael P. Kehoe
Chairman and Chief Executive Officer
(Principal Executive Officer)